UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2015
________________________________________________

WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commissoin File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E., Rockford, Michigan	49351
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500
________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The Company announced that its guidance for fiscal 2015, which was included in its earnings release furnished yesterday on Form 8-K or announced during its related earnings call, should have noted that the Company expects fiscal 2015 reported operating margin to increase by approximately 40 basis points over the prior year to 8.7% and fiscal 2015 adjusted EBITDA to be in the range of approximately $360 million to $370 million.

The Company noted that these revisions have no effect on the Company's fiscal 2015 expectations included in the release or during the earnings call for adjusted operating margin, adjusted diluted earnings per share, constant currency adjusted diluted earnings per share, reported diluted earnings per share, or other expectations.

Following are updated reconciliations of the revised non-GAAP items noted above to the most comparable GAAP items.  Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP.

 RECONCILIATION OF FISCAL FULL-YEAR 2015 OPERATING MARGIN GUIDANCE
TO ADJUSTED OPERATING MARGIN ADJUSTED TO EXCLUDE
RESTRUCTURING COSTS*
(Unaudited)
(in millions)

	GAAP Basis Full-Year 2015 Guidance	Restructuring Costs	As Adjusted Full-Year 2015 Guidance

Operating margin	8.7%	0.4%	9.1%

RECONCILIATION OF FISCAL 2015 REPORTED OPERATING
PROFIT GUIDANCE TO ADJUSTED EBITDA*
(Unaudited)
(in millions)

	2015 Guidance
	Low	High

Operating profit - reported	$245.3	$249.7
Add back:
Depreciation and amortization	48.0	51.5
Pension expense	28.0	28.0
Stock-based compensation expense	26.7	29.1
Restructuring and other costs	11.0	11.0
Adjusted EBITDA	$359.0	$369.3

*
To supplement the consolidated financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if restructuring costs were excluded.  The Company believes these non-GAAP measures provide useful information to both management and investors to increase comparability to the prior period by adjusting for certain items that may not be indicative of core operating measures and to better identify trends in our business.  The Company has defined Adjusted EBITDA as Operating Profit adjusted to exclude noncash items, unusual items and other items. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net earnings as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. Management presents Adjusted EBITDA because management believes this is a useful supplemental measure in evaluating the performance of its operating business and provides greater transparency with respect to results of operations. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis.  Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP.  A reconciliation of all non-GAAP measures included in this current report, to the most directly comparable GAAP measures, are found in the financial tables above.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements regarding expected 2015 financial performance.  These statements are not guarantees of future performance and involve certain risks, uncertainties, assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence.  Risk Factors include, among others: the Company's ability to continue to integrate and realize the benefits of the PLG Acquisition on a timely basis or at all; the Company’s ability to successfully develop its brands and businesses; changes in interest rates, tax laws, duty structures, tariffs, quotas, or applicable assessments in countries of import and export including anti-dumping measures and trade defense actions; changes in consumer preferences, spending patterns, buying patterns, or price sensitivity; changes in future pension funding requirements and pension expenses; the ability to secure and protect owned intellectual property or use licensed intellectual property; cancellation of orders for future delivery, or the failure of the Department of Defense to exercise future purchase options or award new contracts, or the cancellation of existing contracts by the Department of Defense or other military purchasers; changes in planned customer demand, re-orders, or at-once orders; changes in relationships with, including the loss of, significant customers; the availability and pricing of footwear manufacturing capacity; reliance on foreign sourcing; failure of international licensees and distributors to meet sales goals or to make timely payments on amounts owed; disruption of technology systems; regulatory or other changes affecting the supply or price of materials used in manufacturing; the impact of regulatory or legal proceedings and legal compliance risks; the availability of power, labor, and resources in key foreign sourcing countries, including China; the cost, availability, and management of raw materials, inventories, services, and labor for owned and contract manufacturers; the impact of competition and pricing; the impact of changes in the value of foreign currencies; the development of new initiatives; the risks of doing business in developing countries and politically or economically volatile areas; retail buying patterns; consolidation in the retail sector; the shift in consumer shopping and buying patterns including the increased shift to e-commerce and mobile platforms; changes in economic and market conditions; acts and effects of war and terrorism; seasonality and weather; problems affecting the Company’s distribution system, including service interruptions at shipping and receiving ports; the failure to maintain the security of personally identifiable and other information of customers, stockholders, and employees; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 18, 2015	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Brendan M. Gibbons
Brendan M. Gibbons
Vice President, General Counsel and Secretary

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